UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2022

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APVO	The Nasdaq Stock Market LLC

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Aptevo Therapeutics Inc. (“Aptevo” or the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment”) to supplement our Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2022. The Company is filing this Amendment to clarify that the monotherapy patient reported yesterday was the second patient in the on-going Phase 1b expansion trial who proceeded to transplant after receiving APVO436 and experiencing clinical benefit.

Item 8.01. Other Events.

Through the date of this filing, Aptevo has reported that two patients in its Phase 1b expansion trial achieved substantial blast count reduction and clinical benefit and were able to proceed to allogeneic stem cell transplant.

•

The most recent patient to achieve clinical benefit and proceed to transplant was highlighted in the press release issued on March 29, 2022 and titled “Aptevo Therapeutics Announces Monotherapy Patient Received a Transplant in APVO436 Expansion Trial for the Treatment of Acute Myeloid Leukemia.”

o

This relapsed/refractory patient, with few treatment options remaining, received APVO436 as a monotherapy treatment and experienced substantial blast count reduction and clinical benefit, which allowed the patient to proceed to transplant.

o	This is notable because it provides evidence that the clinical benefit is attributable to APVO436, building on the body of data that was reported from the dose escalation part of the trial in 2021.
•

The previous patient who achieved clinical benefit and proceeded to transplant, referred to in the March 24, 2022 Aptevo earnings release titled “Aptevo Therapeutics Reports 2021 Financial Results and Provides Business Update,” participated in a combination treatment arm of the Phase 1b expansion trial.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: March 30, 2022	By:	/s/ Marvin L. White
Marvin L. White
President and Chief Executive Officer